MERRILL LYNCH
TECHNOLOGY
FUND, INC.




FUND LOGO






Annual Report

March 31, 1997





This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH TECHNOLOGY FUND, INC.



Worldwide
Investments
As of 3/31/97


Ten Largest Holdings                   Percent of
Represented in the Portfolio           Net Assets

Micron Technology, Inc.                   13.6%
National Semiconductor Corporation        13.5
Creative Technology Ltd.                  12.3
Integrated Device Technology, Inc.         7.6
LSI Logic Corporation                      5.3
Linear Technology Corporation              5.2
Texas Instruments, Inc.                    5.1
Altera Corporation                         5.0
C-Cube Microsystems, Inc.                  4.9
Intel Corporation                          4.7


Industries Represented                 Percent of
in the Portfolio                       Net Assets

Semiconductors--Memory                    26.3%
Semiconductors--Analog                    21.8
Semiconductors--Logic                     18.2
Microcomputer Peripherals                 14.6
Semiconductors--Microprocessors            4.7
Educational/Entertainment Software         4.5
Computer Software                          4.4
Communications Equipment                   3.4
Internet Software                          1.8

DEAR SHAREHOLDER


Merrill Lynch Technology Fund, Inc. made money in the March quarter. For the three months ended March 31, 1997, total returns for Class A, Class B, Class C and Class D Shares were +1.81%, +1.45%, +1.46% and +1.61%, respectively. (Complete performance results, including average annual total returns, can be found on pages 4--7 of this report to shareholders.) Although these returns were modest, they were positive. The March quarter proved to be a negative one for many technology investors. Software and communications stocks, in particular, experienced large price declines ranging from 30% to 80%. According to Lipper Analytical Services, Inc., Science and Technology Funds,on average, declined 8.6%, but technology-laden aggressive growth funds declined by as much as 25%.

The Fund avoided the price declines for several reasons. First, we owned a limited number of stocks, principally semiconductor stocks. Micron Technology, Inc. and National Semiconductor Corporation, which together represented 27% of net assets, appreciated 39% and 12%, respectively. Second, during February, we raised the Fund's cash position to just above 30% of net assets. Third, software and communication stocks were largely reduced or eliminated from the Fund during the September 30, 1996 and December 31, 1996 quarters.

The magnitude of the price declines created some investment opportunities. For example, the communications sector experienced a slowdown in sequential revenue growth since the June 30, 1996 quarter. While revenue growth is still strong relative to most other industries, business at the margin slowed and returns on equity peaked. "Product transition" and "consolidation" are the familiar euphemisms being used to explain the slowdown. No one really knows when business stabilizes or re-accelerates, but we will closely monitor developments. There also may be new investment opportunities within the software industry. The surge in initial public offerings last year was a classic sign of a top in software companies' stock prices, but investors' expectations were sharply reduced.

We anticipate that the majority of the Fund's investments will remain in semiconductor and semiconductor-related stocks throughout 1997. As we mentioned in prior shareholder letters, business at the margin continues to improve. Many of the companies reported further improvements in orders, and are just beginning to exceed consensus earnings expectations. Operating leverage at many of the companies is substantial. Returns on equity bottomed in the third quarter and fourth quarter of 1996. The direction of change is positive and the potential magnitude of change could be substantial. Currently, the Fund is essentially fully invested, and we are optimistic.

Fiscal Year in Review
For the 12 months ended March 31, 1997, total returns for Merrill Lynch Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +14.60%, +13.20%, +13.19% and +14.09%, respectively. By comparison, the average total return for Lipper Analytical Services, Inc., Science and Technology Funds was +7.61%.

From late May 1996 through early June 1996, we increased the Fund's cash position to more than 50%, which helped protect the Fund's assets during the sharp sell-off in June and July. During the September 30, 1996 and December 31, 1996 quarters, we eliminated or substantially reduced investments in software and communications stocks, and reinvested those assets in semiconductor stocks. We also retained our investment in Creative Technology Ltd., which staged a significant financial turnaround beginning in the June 30, 1996 quarter. Creative Technology continues to be one of the Fund's largest holdings, and has significantly exceeded expectations for three consecutive quarters. We still view the company as significantly undervalued, and look forward to step-function increases in earnings estimates as the company prepares for its strongest seasonal quarters.


In Conclusion
We thank you for your continued investment in Merrill Lynch
Technology Fund, Inc., and we look forward to reporting to you again in our upcoming quarterly report to shareholders.


Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(James K. Renck)
James K. Renck
Vice President and
Portfolio Manager

April 29, 1997




Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
James K. Renck, Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary


Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares, Class B Shares, Class C Shares and Class D Shares compared to the growth of an investment in the S&P 500 Index:

                                        4/27/92**        3/97

ML Technology Fund, Inc.++--
Class A Shares*                         $ 9,475        $22,641

ML Technology Fund, Inc.++--
Class B Shares*                         $10,000        $22,684

S&P 5000 Index++++                      $10,000        $20,752



                                       10/21/94**        3/97

ML Technology Fund, Inc.++--
Class C Shares*                         $10,000        $10,486

ML Technology Fund, Inc.++--
Class D Shares*                         $ 9,475        $10,123

S&P 5000 Index++++                      $10,000        $17,252

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Technology Fund, Inc. invests primarily in companies offering products and services in such areas as computers (including software and hardware), communications, electronics, factory automation, office automation and other companies substantially involved in the field of technology.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance in not predictive of future performance.





Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                        +14.60%        + 8.58%
Inception (4/27/92) through 3/31/97       +19.34         +18.04

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/97                        +13.20%        + 9.20%
Inception (4/27/92) through 3/31/97       +18.09         +18.09

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/97                        +13.19%        +12.19%
Inception (10/21/94) through 3/31/97      + 1.96         + 1.96

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                        +14.09%         +8.10%
Inception (10/21/94) through 3/31/97      + 2.75          +0.51

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.





PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed       Dividends Paid*        % Change**
4/27/92--12/31/92          $3.83       $4.90                --                 $0.337            +37.05%
1993                        4.90        4.50              $0.002                1.411            +22.44
1994                        4.50        5.24                --                  0.442            +26.63
1995                        5.24        5.20                --                  0.320            + 5.86
1996                        5.20        4.98               0.197                0.246            + 4.34
1/1/97--3/31/97             4.98        5.07                --                   --              + 1.81
                                                          ------               ------
                                                    Total $0.199         Total $2.756

                                                         Cumulative total return as of 3/31/97: +138.95%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed       Dividends Paid*        % Change**
4/27/92--12/31/92          $3.83       $4.87                --                 $0.337            +36.29%
1993                        4.87        4.43              $0.002                1.374            +20.89
1994                        4.43        5.14                --                  0.405            +25.50
1995                        5.14        5.04                --                  0.320            + 4.81
1996                        5.04        4.82               0.197                0.181            + 3.17
1/1/97--3/31/97             4.82        4.89                --                   --              + 1.45
                                                          ------               ------
                                                    Total $0.199         Total $2.617

                                                         Cumulative total return as of 3/31/97: +126.84%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed       Dividends Paid*       % Change**
10/21/94--12/31/94         $5.75       $5.12                --                 $0.364             -4.39%
1995                        5.12        5.02                --                  0.320             +4.83
1996                        5.02        4.80              $0.197                0.177             +3.12
1/1/97--3/31/97             4.80        4.87                --                   --               +1.46
                                                          ------               ------
                                                    Total $0.197         Total $0.861

                                                           Cumulative total return as of 3/31/97: +4.86%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed       Dividends Paid*        % Change**
10/21/94--12/31/94         $5.88       $5.24                --                 $0.370             -4.37%
1995                        5.24        5.19                --                  0.320             +5.67
1996                        5.19        4.97              $0.197                0.231             +4.06
1/1/97--3/31/97             4.97        5.05                --                   --               +1.61
                                                          ------               ------
                                                    Total $0.197         Total $0.921

                                                           Cumulative total return as of 3/31/97: +6.85%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Recent
Performance
Results*
                                                                                     12 Month    3 Month
                                                 3/31/97    12/31/96    3/31/96      % Change    % Change
Class A Shares                                    $5.07      $4.98       $4.82       + 9.38%(1)   +1.81%
Class B Shares                                     4.89       4.82        4.66       + 9.24(1)    +1.45
Class C Shares                                     4.87       4.80        4.64       + 9.29(1)    +1.46
Class D Shares                                     5.05       4.97        4.81       + 9.18(1)    +1.61
Class A Shares--Total Return                                                         +14.60(2)    +1.81
Class B Shares--Total Return                                                         +13.20(3)    +1.45
Class C Shares--Total Return                                                         +13.19(4)    +1.46
Class D Shares--Total Return                                                         +14.09(5)    +1.61

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.197 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.246 per share ordinary income dividends and $0.197 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.181 per share ordinary income dividends and $0.197 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.177 per share ordinary income dividends and $0.197 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.231 per share ordinary income dividends and $0.197 per share capital gains distributions.



SCHEDULE OF INVESTMENTS
                                          Shares                                                            Value    Percent of
COUNTRY        Industries                  Held              Stocks                         Cost          (Note 1a)  Net Assets
United States  Communications             746,000    ++PairGain Technologies, Inc.      $ 26,108,898    $ 22,100,250    3.4%
               Equipment

               Computer Software          310,000    ++Microsoft Corporation              28,969,069      28,403,750    4.4

               Educational/             6,480,000    ++Acclaim Entertainment,            103,211,387      29,565,000    4.5
               Entertainment Software                  Inc. ++++

               Internet Software          685,000    ++Cybercash, Inc.                    36,122,228      11,816,250    1.8

               Microcomputer              420,000    ++Adaptec, Inc.                      14,520,469      14,962,500    2.3
               Peripherals              8,833,850    ++Creative Technology
                                                       Ltd. ++++ (a)                     122,956,666      80,608,881   12.3
                                                                                       -------------   -------------  ------
                                                                                         137,477,135      95,571,381   14.6

               Semiconductors--Analog     891,533    ++Analog Devices, Inc.               20,237,150      20,059,493    3.1
                                          759,000      Linear Technology Corporation      33,554,581      33,585,750    5.2
                                        3,212,500    ++National Semiconductor
                                                       Corporation                        74,488,889      88,343,750   13.5
                                                                                       -------------   -------------  ------
                                                                                         128,280,620     141,988,993   21.8

               Semiconductors--Logic      755,500    ++Altera Corporation                 32,959,783      32,486,500    5.0
                                        1,263,000    ++C-Cube Microsystems, Inc.          50,666,818      32,206,500    4.9
                                        1,001,200    ++LSI Logic Corporation              36,832,062      34,791,700    5.3
                                          674,000    ++Teradyne, Inc.                     19,550,660      19,461,750    3.0
                                                                                       -------------   -------------  ------
                                                                                         140,009,323     118,946,450   18.2

               Semiconductors--Memory   4,971,700    ++Integrated Device
                                                       Technology, Inc. ++++              60,180,480      49,717,000    7.6
                                        2,189,600      Micron Technology, Inc.            75,584,967      88,678,800   13.6
                                          440,000      Texas Instruments, Inc.            32,979,157      32,945,000    5.1
                                                                                       -------------   -------------  ------
                                                                                         168,744,604     171,340,800   26.3

               Semiconductors--           220,000      Intel Corporation                  28,390,915      30,580,000    4.7
               Microprocessors

                                                       Total Investments in Stocks       797,314,179     650,312,874   99.7

SHORT-TERM                                Face
SECURITIES                               Amount                    Issue

               Commercial Paper*      $ 1,561,000      Associates Corp. of North
                                                       America, 6.75% due 4/01/1997        1,561,000       1,561,000    0.2
                                       26,840,000      Clipper Receivables Corp.,
                                                       5.32% due 4/02/1997                26,836,034      26,836,034    4.1
                                       25,000,000      International Securitization
                                                       Corporation, 5.38% due
                                                       4/23/1997                          24,917,805      24,917,805    3.8
                                       12,742,000      National Fleet Funding Corp.,
                                                       5.33% due 4/07/1997                12,730,681      12,730,681    2.0

                                                       Total Investments in
                                                       Short-Term Securities              66,045,520      66,045,520   10.1

               Total Investments                                                        $863,359,699     716,358,394  109.8
                                                                                        ============
               Liabilities in Excess of Other Assets                                                     (64,223,184)  (9.8)
                                                                                                        -----------   ------
               Net Assets                                                                               $652,135,210  100.0%
                                                                                                        ============  ======

            (a)Shares of Creative Technology Ltd. (Singapore Holdings) were combined with the US holdings of Creative Technology Ltd.
              *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the
               Company.
             ++Non-income producing security.
           ++++Investments in companies 5% or more of whose outstanding securities are held by the Company (such companies are defined as
               'Affiliated Companies' in Section 2 (a)(3) of the Investment Company
               Act of 1940) are as follows:

                                                         Net Share         Net      Dividend
               Industry           Affiliate              Activity          Cost      Income
               Educational/      Acclaim
                Entertainment    Entertainment,
                Software         Inc.                        --               --        --
               Microcomputer     Creative
                Peripherals      Technology Ltd.           727,150     $  9,807,062     --
               Semiconductors--  Integrated Device
                Memory           Technology, Inc.        4,971,700       60,180,480     --


See Notes to Financial Statements.




PORTFOLIO CHANGES (UNAUDITED)



For the Quarter Ended March 31, 1997

Additions

LSI Logic Corporation
Microsoft Corporation
Teradyne, Inc.

Deletions

BMC Software, Inc.
Broderbund Software, Inc.
Cascade Communications Corp.
Dell Computer Corp.
FORE Systems, Inc.
Lam Research Corporation
Micron Electronics, Inc.
Quantum Corporation
Seagate Technology, Inc.



STATEMENT OF ASSETS AND LIABILITIES
                    As of March 31, 1997
Assets:             Investments, at value (identified cost--$863,359,699)(Note 1a)                          $716,358,394
                    Cash                                                                                         974,085
                    Foreign cash (Note 1c)                                                                            28
                    Receivables:
                      Securities sold                                                      $  1,799,940
                      Capital shares sold                                                     1,305,358
                      Dividends                                                                  74,800        3,180,098
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          23,180
                                                                                                            ------------
                    Total assets                                                                             720,535,785
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   63,171,406
                      Capital shares redeemed                                                 3,589,559
                      Investment adviser (Note 2)                                               586,371
                      Distributor (Note 2)                                                      365,283       67,712,619
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       687,956
                                                                                                            ------------
                    Total liabilities                                                                         68,400,575
                                                                                                            ------------

Net Assets:         Net assets                                                                              $652,135,210
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  4,383,296
                    Class B Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                          7,675,527
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            390,618
                    Class D Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                            699,936
                    Paid-in capital in excess of par                                                         657,638,325
                    Undistributed realized capital gains on investments--net                                 128,348,818
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                       (147,001,310)
                                                                                                            ------------
                    Net assets                                                                              $652,135,210
                                                                                                            ============

Net Asset           Class A--Based on net assets of $222,117,738 and 43,832,958
Value:                       shares outstanding                                                             $       5.07
                                                                                                            ============
                    Class B--Based on net assets of $375,630,242 and 76,755,271
                             shares outstanding                                                             $       4.89
                                                                                                            ============
                    Class C--Based on net assets of $19,015,022 and 3,906,177
                             shares outstanding                                                             $       4.87
                                                                                                            ============
                    Class D--Based on net assets of $35,372,208 and 6,999,361
                             shares outstanding                                                             $       5.05
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended March 31, 1997
Investment          Interest and discount earned                                                            $  4,834,882
Income              Dividends                                                                                    577,404
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               5,412,286
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          7,927,513
                    Account maintenance and distribution fees--Class B (Note 2)                                4,850,451
                    Transfer agent fees--Class B (Note 2)                                                      1,394,509
                    Transfer agent fees--Class A (Note 2)                                                        584,520
                    Account maintenance and distribution fees--Class C (Note 2)                                  263,379
                    Accounting services (Note 2)                                                                 107,801
                    Printing and shareholder reports                                                             102,111
                    Account maintenance fees--Class D (Note 2)                                                   101,242
                    Transfer agent fees--Class D (Note 2)                                                         99,015
                    Registration fees (Note 1f)                                                                   87,304
                    Transfer agent fees--Class C (Note 2)                                                         81,927
                    Professional fees                                                                             62,621
                    Custodian fees                                                                                38,977
                    Directors' fees and expenses                                                                  35,880
                    Amortization of organization expenses (Note 1f)                                               27,437
                    Other                                                                                         14,867
                                                                                                            ------------
                    Total expenses                                                                            15,779,554
                                                                                                            ------------
                    Investment loss--net                                                                     (10,367,268)
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                        235,762,290
Unrealized Gain     Change in unrealized depreciation on:
(Loss) on             Investments--net                                                    $(118,985,276)
Investments &         Foreign currency transactions--net                                             (4)    (118,985,280)
Foreign Currency                                                                          -------------     ------------
Transactions--Net   Net Increase in Net Assets Resulting from Operations                                    $106,409,742
(Notes 1b, 1c,                                                                                              ============
1e & 3):

                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended March 31,
                    Increase (Decrease) in Net Assets:                                          1997            1996
Operations:         Investment loss--net                                                   $(10,367,268)    $(13,699,571)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       235,762,290       84,591,959
                    Change in unrealized depreciation on investments
                    and foreign currency transactions--net                                 (118,985,280)     (22,422,014)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                    106,409,742       48,470,374
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                               (19,050,400)      (8,279,075)
(Note 1g):            Class B                                                               (32,293,067)     (20,434,367)
                      Class C                                                                (1,699,433)      (1,128,078)
                      Class D                                                                (3,052,919)      (1,437,377)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --       (7,115,288)
                      Class B                                                                        --      (17,561,916)
                      Class C                                                                        --         (969,506)
                      Class D                                                                        --       (1,235,326)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (56,095,819)     (58,160,933)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (273,854,666)     (39,662,007)
(Note 4):                                                                                   ------------     ------------

Net Assets:         Total decrease in net assets                                           (223,540,743)     (49,352,566)
                    Beginning of year                                                       875,675,953      925,028,519
                                                                                           ------------     ------------
                    End of year                                                            $652,135,210     $875,675,953
                                                                                           ============     ============



FINANCIAL HIGHLIGHTS
                                                                                       Class A**
                                                                                                                For the
                                                                                                                Period
                    The following per share data and ratios have been                                           April 27,
                    derived from information provided in the financial                                         1992++ to
                    statements.                                              For the Year Ended March 31,       March 31,

                    Increase (Decrease) in Net Asset Value:              1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   4.82   $   4.89  $   5.17  $   5.08   $   3.83
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.03)      (.03)      .05      (.01)        --
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                 .72        .28       .11      1.51       1.59
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .69        .25       .16      1.50       1.59
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.02)       --         --
                      In excess of investment income--net                   --         --      (.01)       --         --
                      Realized gain on investments--net                   (.44)      (.17)     (.05)    (1.41)      (.34)
                      In excess of realized gain on investments
                      --net                                                 --       (.15)     (.36)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.44)      (.32)     (.44)    (1.41)      (.34)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   5.07   $   4.82  $   4.89  $   5.17   $   5.08
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  14.60%      5.15%     2.86%    35.68%     42.09%+++
Return:***                                                            ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.30%      1.31%     1.33%     1.35%      1.59%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.63%)     (.62%)     .87%     (.11%)      .04%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $222,118   $246,909  $254,188  $174,809   $100,830
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 176.51%    108.36%   175.57%   350.64%    482.79%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0604   $  .0366        --        --         --
                                                                      ========   ========  ========  ========   ========


                                                                                       Class B**
                                                                                                                For the
                                                                                                                Period
                    The following per share data and ratios have been                                           April 27,
                    derived from information provided in the financial                                         1992++ to
                    statements.                                              For the Year Ended March 31,       March 31,

                    Increase (Decrease) in Net Asset Value:              1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   4.66   $   4.78  $   5.08  $   5.03   $   3.83
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.08)      (.09)     (.01)     (.05)      (.04)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                 .69        .29       .11      1.48       1.58
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .61        .20       .10      1.43       1.54
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --++++    --         --
                      In excess of investment income--net                   --         --        --++++    --         --
                      Realized gain on investments--net                   (.38)      (.17)     (.05)    (1.38)      (.34)
                      In excess of realized gain on investments
                      --net                                                 --       (.15)     (.35)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.38)      (.32)     (.40)    (1.38)      (.34)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   4.89   $   4.66  $   4.78  $   5.08   $   5.03
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.20%      4.21%     1.78%    34.22%     40.77%+++
Return:***                                                            ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.35%      2.34%     2.38%     2.36%      2.53%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (1.66%)    (1.65%)    (.10%)   (1.08%)      .93%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $375,630   $553,819  $614,935  $224,330   $ 57,592
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 176.51%    108.36%   175.57%   350.64%    482.79%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0604   $  .0366        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Based on average shares outstanding during the period.
                 ***Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (concluded)
                                                                        Class C**                   Class D**
                                                                                 For the                        For the
                                                                                  Period                         Period
                    The following per share data and ratios                      Oct. 21,                       Oct. 21,
                    have been derived from information         For the Year     1994++ to     For the Year     1994++ to
                    provided in the financial statements.     Ended March 31,   March 31,    Ended March 31,    March 31,

                    Increase (Decrease) in Net Asset Value:   1997     1996       1995       1997      1996       1995
Per Share           Net asset value, beginning of period   $   4.64  $   4.76  $   5.75    $   4.81  $   4.89   $   5.88
Operating                                                  --------  --------  --------    --------  --------   --------
Performance:        Investment loss--net                       (.08)     (.09)       --        (.04)     (.05)      (.02)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           .68       .29      (.62)        .71       .29       (.60)
                                                           --------  --------  --------    --------  --------   --------
                    Total from investment operations            .60       .20      (.62)        .67       .24       (.62)
                                                           --------  --------  --------    --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                     --        --      (.02)         --        --       (.02)
                      In excess of investment income--net        --        --      (.01)         --        --       (.01)
                      Realized gain on investments--net        (.37)     (.17)     (.04)       (.43)     (.17)      (.04)
                      In excess of realized gain on
                      investments--net                           --      (.15)     (.30)         --      (.15)      (.30)
                                                           --------  --------  --------    --------  --------   --------
                    Total dividends and distributions          (.37)     (.32)     (.37)       (.43)     (.32)      (.37)
                                                           --------  --------  --------    --------  --------   --------
                    Net asset value, end of period         $   4.87  $   4.64  $   4.76    $   5.05  $   4.81   $   4.89
                                                           ========  ========  ========    ========  ========   ========

Total Investment    Based on net asset value per share       13.19%     4.22%   (11.11%)+++  14.09%     4.94%    (10.76%)+++
Return:***                                                 ========  ========  ========    ========  ========   ========

Ratios to Average   Expenses                                  2.37%     2.36%     2.59%*      1.55%     1.56%      1.80%*
Net Assets:                                                ========  ========  ========    ========  ========   ========
                    Investment loss--net                     (1.68%)   (1.69%)    (.02%)*     (.88%)    (.89%)     (.81%)*
                                                           ========  ========  ========    ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                          $19,015  $ 31,090  $ 23,259    $ 35,372  $ 43,858   $ 32,646
                                                           ========  ========  ========    ========  ========   ========
                    Portfolio turnover                      176.51%   108.36%   175.57%     176.51%   108.36%    175.57%
                                                           ========  ========  ========    ========  ========   ========
                    Average commission rate paid++++       $  .0604  $  .0366        --    $  .0604  $  .0366         --
                                                           ========  ========  ========    ========  ========   ========


                  *Annualized.
                 **Based on average shares outstanding during the period.
                ***Total investment returns exclude the effect of sales loads.
                 ++Commencement of Operations.
             ++++++For fiscal years beginning on or after September 1, 1995, the
                   Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                   Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                +++Aggregate total investment return.

                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Technology Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Company may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Company is authorized to write and purchase call and put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


NOTES TO FINANCIAL STATEMENTS (continued)


* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Company are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $10,367,268 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%          0.75%
Class C                               0.25%          0.75%
Class D                               0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                               $2,678        $22,657
Class D                               $5,120        $85,752

For the year ended March 31, 1997, MLPF&S received contingent deferred sales charges of $2,548,458 and $21,205 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 1997 were $1,228,742,052 and $1,564,277,747, respectively.

Net realized and unrealized gains (losses) as of March 31, 1997 were as follows:

                                     Realized     Unrealized
                                      Gains         Losses

Long-term investments            $235,761,831  $(147,001,305)
Short-term investments                    459             --
Foreign currency transactions              --             (5)
                                 ------------  -------------
Total                            $235,762,290  $(147,001,310)
                                 ============  =============

As of March 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $158,182,264, of which $29,610,980 related to appreciated securities and $187,793,244 related to depreciated securities. The aggregate cost of investments at March 31, 1997 for Federal income tax purposes was $874,540,658.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $273,854,666 and $39,662,007 for the years ended March 31, 1997 and March 31, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Year Ended                                          Dollar
March 31, 1997                        Shares        Amount

Shares sold                        12,264,759   $ 62,702,121
Shares issued to shareholders in
reinvestment of distributions       3,468,111     17,167,147
                                 ------------   ------------
Total issued                       15,732,870     79,869,268
Shares redeemed                   (23,090,217)  (118,937,167)
                                 ------------   ------------
Net decrease                       (7,357,347)  $(39,067,899)
                                 ============   ============


Class A Shares for the
Year Ended                                          Dollar
March 31, 1996                        Shares        Amount

Shares sold                        14,643,437   $ 80,491,145
Shares issued to shareholders in
reinvestment of distributions       2,916,570     13,999,534
                                 ------------   ------------
Total issued                       17,560,007     94,490,679
Shares redeemed                   (18,367,105)  (101,763,387)
                                 ------------   ------------
Net decrease                         (807,098)  $ (7,272,708)
                                 ============   ============



Class B Shares for the
Year Ended                                          Dollar
March 31, 1997                        Shares        Amount

Shares sold                        18,468,222  $  90,190,537
Shares issued to shareholders in
reinvestment of distributions       6,005,201     28,824,967
                                -------------  -------------
Total issued                       24,473,423    119,015,504
Shares redeemed                   (66,039,743)  (326,159,610)
Automatic conversion of shares       (505,918)    (2,524,115)
                                -------------  -------------
Net decrease                      (42,072,238) $(209,668,221)
                                =============  =============

Class B Shares for the
Year Ended                                          Dollar
March 31, 1996                        Shares        Amount

Shares sold                        44,533,673  $ 247,425,471
Shares issued to shareholders in
reinvestment of distributions       7,345,183     34,155,100
                                 ------------   ------------
Total issued                       51,878,856    281,580,571
Shares redeemed                   (60,499,212)  (331,236,048)
Automatic conversion of shares     (1,154,117)    (6,053,728)
                                 ------------   ------------
Net decrease                       (9,774,473)  $(55,709,205)
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Class C Shares for the Year                         Dollar
Ended March 31, 1997                  Shares        Amount


Shares sold                         1,668,621   $  8,095,294
Shares issued to shareholders in
reinvestment of distributions         310,392      1,480,569
                                 ------------   ------------
Total issued                        1,979,013      9,575,863
Shares redeemed                    (4,779,670)   (23,555,658)
                                 ------------   ------------
Net decrease                       (2,800,657)  $(13,979,795)
                                 ============   ============



Class C Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                         4,886,598   $ 26,661,560
Shares issued to shareholders in
reinvestment of distributions         393,754      1,823,084
                                 ------------   ------------
Total issued                        5,280,352     28,484,644
Shares redeemed                    (3,459,920)   (18,347,380)
                                 ------------   ------------
Net increase                        1,820,432   $ 10,137,264
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended March 31, 1997                  Shares        Amount

Shares sold                         3,867,166   $ 19,608,228
Automatic conversion of shares        491,920      2,524,115
Shares issued to shareholders in
reinvestment of distributions         548,896      2,711,548
                                 ------------   ------------
Total issued                        4,907,982     24,843,891
Shares redeemed                    (7,026,818)   (35,982,642)
                                 ------------   ------------
Net decrease                       (2,118,836)  $(11,138,751)
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                        11,068,175   $ 62,166,617
Automatic conversion of shares      1,119,350      6,053,728
Shares issued to shareholders in
reinvestment of distributions         499,971      2,394,860
                                 ------------   ------------
Total issued                       12,687,496     70,615,205
Shares redeemed                   (10,248,895)   (57,432,563)
                                 ------------   ------------
Net increase                        2,438,601   $ 13,182,642
                                 ============   ============



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Technology Fund, Inc. as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period April 27, 1992 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Technology Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Technology Fund, Inc. during its taxable year ended March 31, 1997:
                                            Domestic    Interest       Domestic
                                           Qualifying     From      Non-Qualifying    Total      Long-Term
                  Record     Payable        Ordinary    Federal        Ordinary      Ordinary     Capital
                   Date        Date          Income   Obligations       Income        Income       Gains
Class A Shares   12/16/96    12/24/96      $.000823     $.000421      $.244676      $.245920      $.197112

Class B Shares   12/16/96    12/24/96      $.000605     $.000310      $.179919      $.180834      $.197112

Class C Shares   12/16/96    12/24/96      $.000592     $.000303      $.176033      $.176928      $.197112

Class D Shares   12/16/96    12/24/96      $.000772     $.000396      $.229753      $.230921      $.197112


The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.